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                                                                    Exhibit 23.2


         Consent of PricewaterhouseCoopers LLP, Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (333-49184 and 333-50566) and Form S-8 (333-39914, 333-
42690, 333-46662, 333-49926 and 333-88725), of Interwoven, Inc. of our report dated December 21, 2000 with respect to the financial statements of Metacode Technologies, Inc. which appear in Exhibit 99.4 in this Form 8-K/A.


/s/ PricewaterhouseCoopers LLP

January 12, 2001
San Jose, California